UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of  The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026  (May 14, 2026)

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, Georgia	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 953-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 14, 2026, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2026 Annual Meeting”) to (1) elect nine directors to hold office until the Company’s 2027 Annual Meeting of Stockholders, or until their successors are duly elected and qualified; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending January 2, 2027; (3) approve an advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2026 Annual Meeting; and (4) approve an amendment to the Company’s 2021 Long-Term Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock reserved for issuance under the 2021 Plan.

At the close of business of March 20, 2026, the record date of the 2026 Annual Meeting, an aggregate of 7,867,196 shares of the Company’s common stock were issued and outstanding. At the meeting, 7,133,560 shares of the Company’s common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2026 Annual Meeting, the Company’s stockholders voted as follows:

(1)	For the election of the below-named nominees to the Board of Directors (the “Board”) of the Company:

Nominees	For	Against	Abstain	Broker Non-Votes
Christina M. Corley	5,761,068	173,346	737	1,198,409
Anuj Dhanda	5,080,318	849,611	5,222	1,198,409
Kim S. Fennebresque	5,503,150	430,576	1,425	1,198,409
Keith A. Haas	5,643,086	288,263	3,802	1,198,409
Mitchell B. Lewis	2,604,527	3,325,567	5,057	1,198,409
Shyam K. Reddy	5,774,261	156,801	4,089	1,198,409
J. David Smith	5,761,556	172,864	731	1,198,409
Carol B. Yancey	5,768,008	166,699	444	1,198,409
Marietta Edmunds Zakas	5,620,269	313,317	1,565	1,198,409

Accordingly, the stockholders re-elected each of the above nominees, other than Mr. Lewis, as a director of the Company. For additional information regarding Mr. Lewis, see Item 8.01 below.

(2)	For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending January 2, 2027:

For	Against	Abstain
7,122,739	10,258	563

(3)	For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2026 Annual Meeting:

For	Against	Abstain	Broker Non-Votes
5,874,819	55,435	4,897	1,198,409

(4) For the approval of an amendment to the Company’s 2021 Plan to increase the number of shares of common stock reserved for issuance under the 2021 Plan.

For	Against	Abstain	Broker Non-Votes
3,843,084	2,090,468	1,599	1,198,409

Accordingly, the Company’s stockholders approved proposals 2, 3 and 4 at the 2026 Annual Meeting.

Item 8.01	Other Events

At the 2026 Annual Meeting, Mr. Lewis did not receive a majority of votes cast with respect to his re-election to the Board. As a result, and in accordance with the majority voting and director resignation policy included in Company’s bylaws (as described in the Company’s definitive proxy statement for the 2026 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2026), Mr. Lewis tendered his irrevocable offer of resignation to the Board on May 14, 2026.

Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis”) had previously recommended each year from Mr. Lewis’ retirement in 2021 through 2025 that stockholders of the Company vote “for” Mr. Lewis as director of of the Company. Prior to the 2026 Annual Meeting, ISS and Glass Lewis recommended a vote “against” Mr. Lewis’ re-election as a director of the Company at the 2026 Annual Meeting because (1) Mr. Lewis was appointed to the Nominating and Governance Committee of the Board (the “Nominating Committee”) and (2) Mr. Lewis previously served as the Company’s President and Chief Executive Officer until 2021, and is therefore considered non-independent under applicable ISS and Glass Lewis voting guidelines. Mr. Lewis’ appointment in 2025 to the Nominating Committee and as the Nominating Committee Chairman took place following the Board’s determination that Mr. Lewis qualified as independent under applicable New York Stock Exchange (“NYSE”) and SEC independence standards, after more than three years had elapsed following his retirement as the Company’s Chief Executive Officer.

The Board, upon the unanimous recommendation of the Nominating Committee and pursuant to the Company’s bylaws, considered Mr. Lewis’ irrevocable offer of resignation and unanimously rejected his offer to resign, determining that Mr. Lewis shall remain as a director on the Board. In accordance with the Company’s bylaws, Mr. Lewis recused himself from both Nominating Committee and Board deliberations regarding this determination. In considering whether to accept or reject Mr. Lewis’ resignation, the Board, in consultation with the Nominating Committee, considered all factors believed relevant, including without limitation: (i) the underlying reasons for Mr. Lewis not receiving a majority of votes cast in favor of his re-election as director (which are attributable to Mr. Lewis’ service as a member of the Nominating Committee, which, in turn, resulted in the ISS and Glass Lewis “against” recommendations); (ii) Mr. Lewis’ resignation as Chairman and as a member of the Nominating Committee; (iii) the tenure and qualifications of Mr. Lewis; (iv) Mr. Lewis’ experience as the Company’s former Chief Executive Officer, as well as his financial expertise, mergers and acquisitions expertise, operational expertise, management advisory expertise, building materials, manufacturing and distribution experience, and former third party building products public company board service; (v) Mr. Lewis’ past and expected future contributions to the Board; (vi) the overall composition of the Board; (vii) since December 2024, Mr. Lewis has qualified as an independent director under applicable NYSE independence standards; and (viii) whether accepting the tendered resignation would cause the Company to fail to meet any applicable rule or regulation, including under NYSE listing standards and federal securities laws.

Mr. Lewis will be replaced as Chairman of the Nominating Committee by Marietta Edmunds Zakas.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: May 19, 2026	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
President and Chief Executive Officer